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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.


                          SCHEDULE 14A INFORMATION


        PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]       Preliminary Proxy Statement
[ ]       Confidential, for Use of the Commission Only (as permitted by
          Rule14a-6(e)(2))
[ ]       Definitive Proxy Statement
[ ]       Definitive Additional Materials
[X]       Soliciting Material Pursuant to Rule 14a-12

                         BURLINGTON RESOURCES INC.
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              (Name of Registrant as Specified in its Charter)

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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]       No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
          (1) Title of each class of securities to which transaction applies:

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          (2)  Aggregate number of securities to which transaction applies:

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          (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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          (4)  Proposed maximum aggregate value of transaction:

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          (5)  Total fee paid:

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[ ]       Fee paid previously with preliminary materials:

[] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

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          (2)  Form, Schedule or Registration Statement No.:

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          (3)  Filing Party:

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          (4)  Date Filed:

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The  following  are sets of Questions and Answers that were first posted on
Burlington Resources Inc.'s intranet web site on February 17, 2006.

                         FREQUENTLY ASKED QUESTIONS

These questions and answers have been written to provide you with the information requested in employee meetings and on the Employee Resource Site. Employee questions that are similar in nature are grouped together, rephrased and answered by a team from Human Resources. Please note: If a conflict is discovered between these Q&As and the Plan Documents, the Plan Documents will prevail. For specific individual questions, you are encouraged to seek assistance from your Human Resources representative for answers related to your personal circumstances.

INTEGRATION
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Q:   IN THE EVENT THAT YOUR CURRENT JOB IS RELOCATED TO BARTLESVILLE, WILL
     BR EMPLOYEES BE ELIGIBLE TO APPLY FOR JOB OPPORTUNITIES IN THE CONOCOPHILLIPS WEST HOUSTON OFFICES IF QUALIFIED? IF SO, WILL JOB POSTINGS BE MADE AVAILABLE TO BURLINGTON EMPLOYEES SO THAT THEY CAN SELECT A POSITION TO INTERVIEW FOR BEFORE SEVERANCE DECISIONS ARE MADE?

A:   ConocoPhillips provided the following response:

          "We must balance the need for getting business results with developing our employees. However, where possible, we intend on providing both BR and ConocoPhillips employees development opportunities. BR employees will be considered on a case-by-case basis for vacant jobs, based upon their past work history and skills. Job postings will not be made available to BR employees prior to merger closing; however, where vacancies exist and if it is likely a BR employee would have the right skills and qualifications, ConocoPhillips HR will consult with BR HR to make sure all employees are properly being considered. ConocoPhillips, just like BR, will continue to operate as a separate entity until the merger closing date. As such, ConocoPhillips may have to staff selective positions in advance of closing to meet business objectives."

Q: ON THE CONOCOPHILLIPS WEBSITE A DOCUMENT TITLED "SUSTAINABLE DEVELOPMENT REPORT" IS AVAILABLE. IN THIS DOCUMENT ON PAGE 17, IN A SECTION TITLED "EMPLOYEE DEVELOPMENT THROUGH TALENT MANAGEMENT" IT IS INDICATED THAT CAREER GUIDES ARE AVAILABLE THAT DISCUSS CRITICAL SKILL SETS AND CAREER DEVELOPMENT NEEDS FOR PETROTECHNICAL STAFF. WOULD IT BE POSSIBLE TO OBTAIN COPIES OF THESE DOCUMENTS TO BETTER UNDERSTAND THE CONOCOPHILLIPS CULTURE? ADDITIONALLY, A GUIDE WHICH WOULD ALLOW OUR TITLE STRUCTURE/RESPONSIBILITIES TO BE ALIGNED WITH CONOCOPHILLIPS' TITLE/RESPONSIBILITIES STRUCTURE WOULD BE APPRECIATED.

A:   ConocoPhillips provided the following response:

          "Many of the ConocoPhillips Talent Management Teams (TMT) are already working with BR management to help them understand how we share the management of talent with our business units through these teams. On Feb. 15, Upstream hosted a TMT meeting for managers, and several BR managers were present. Additionally, some of the functional areas, such as Finance, are also trying to engage BR managers and employees where appropriate. Upon merger close, all ongoing employees will be invited to attend orientation sessions which will provide insight into how ConocoPhillips operates, including how we manage talent.
          Employee communication sessions will be held beginning mid-March to help BR employees understand the ConocoPhillips compensation and benefits, as well as other issues."

Q:   WHAT DOES THE CURRENT ORGANIZATIONAL STRUCTURE LOOK LIKE AT
     CONOCOPHILLIPS?

A:   ConocoPhillips provided the following response:

          "For the ConocoPhillips Management Committee see: About ConocoPhillips at www.conocophillips.com. Because our organizational charts are not in hard copy form and are generated in real time based upon our global employee database, we are not able to provide you organizational charts. However, for a better understanding, please go to the ConocoPhillips Internet site, where you can see how the ConocoPhillips management committee is organized today. Randy Limbacher will be a new member of this team as previously announced. ConocoPhillips has three key business areas: Upstream, Downstream and Commercial. Additionally, we have multiple Corporate Staff groups which support the businesses. These include Finance; HR; Health Safety and Environment; Legal; Planning, Strategy & Corporate Affairs; and Global Systems and Services. Global Systems and Services includes information systems, procurement, facilities management, aviation and financial services."

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             CAUTIONARY STATEMENTS RELEVANT TO FORWARD-LOOKING
       INFORMATION FOR THE PURPOSE OF "SAFE HARBOR" PROVISIONS OF THE
              PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

     Except for the historical and factual information contained herein, the matters set forth in this filing, including statements as to the expected benefits of the acquisition such as efficiencies, cost savings, market profile and financial strength, timing expectations to complete the merger, and the competitive ability and position of the combined company, and other statements identified by words such as "estimates, "expects," "projects," "plans," and similar expressions are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including required approvals by Burlington Resources shareholders and regulatory agencies, the possibility that the anticipated benefits from the acquisition cannot be fully realized, the possibility that costs or difficulties related to the integration of Burlington Resources operations into ConocoPhillips will be greater than expected, the impact of competition and other risk factors relating to our industry as detailed from time to time in each of ConocoPhillips' and Burlington Resources' reports filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. Burlington Resources undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                ADDITIONAL INFORMATION AND WHERE TO FIND IT

     In connection with the proposed transaction, ConocoPhillips has filed a preliminary registration statement on Form S-4, Burlington Resources will file a proxy statement and both companies will file other relevant documents concerning the proposed merger transaction with the Securities and Exchange Commission (SEC). INVESTORS ARE URGED TO READ THE FORM S-4, PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING THE MERGER. Investors may obtain free copies of the Form S-4, proxy statement and the other documents at the website maintained by the SEC at www.sec.gov. In addition, you may obtain documents filed with the SEC by ConocoPhillips free of charge by contacting ConocoPhillips Shareholder Relations Department at (281) 293-6800, P.O. Box 2197, Houston, Texas, 77079-2197. You may obtain documents filed with the SEC by Burlington Resources free of charge by contacting Burlington Resources Investor Relations Department at (800) 262-3456, 717 Texas Avenue, Suite 2100, Houston, Texas 77002, e-mail:
IR@br-inc.com.

                 INTEREST OF CERTAIN PERSONS IN THE MERGER

     ConocoPhillips, Burlington Resources and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from Burlington Resources' stockholders in connection with the merger. Information about the directors and executive officers of ConocoPhillips and their ownership of ConocoPhillips stock will be set forth in the proxy statement for ConocoPhillips' 2006 Annual Meeting of Stockholders. Information about the directors and executive officers of Burlington Resources and their ownership of Burlington Resources stock is set forth in Burlington Resources' proxy statement for its 2005 annual meeting, which was filed with the SEC on March 10, 2005. Investors may obtain additional information regarding the interests of such participants by reading the Form S-4 and proxy statement for the merger.


     Investors should read the Form S-4 and proxy statement carefully before making any voting or investment decision.